EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                   PLEASE VOTE,  SIGN, DATE AND PROMPTLY RETURN
                   YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

              Please detach at perforation before mailing.

      - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                        CASH  RESERVE,  a  series  of
                                CoreFunds, Inc.


                    PROXY FOR THE MEETING OF SHAREHOLDERS
                        TO BE HELD ON JULY 17, 1998


         The undersigned, revoking all Proxies heretofore given, hereby appoints Mark Stalnecker, Kevin Robins, Gordon Forrester, Michael H. Koonce and Maureen
E. Towle or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Cash Reserve, a series of CoreFunds, Inc. ("CoreFunds Cash Reserve") that the undersigned is entitled to vote at the special meeting of shareholders of CoreFunds Cash Reserve to be held at 2:00 p.m. on Friday, July 17, 1998 at the offices of the Evergreen Funds, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S)
                     APPEAR ON THIS PROXY. If joint owners,
                   EITHER may sign this Proxy. When signing as
                   attorney, executor, administrator, trustee,
                   guardian, or custodian for a minor, please
                  give your full title. When signing on behalf
                     of a corporation or as a partner for a
                   partnership, please give the full corporate
                   or partnership name and your title, if any.

                           Date                 , 1998


                           ----------------------------------------

                           ----------------------------------------
                    Signature(s) and Title(s), if applicable

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COREFUNDS, INC. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW
WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING
PROPOSALS.  THE SHARES REPRESENTED HEREBY WILL BE VOTED AS
INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED.  THE
BOARD OF DIRECTORS OF COREFUNDS, INC. RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO
NOT USE RED INK.  EXAMPLE:                           X


         1. To approve an Agreement and Plan of Reorganization whereby Evergreen Money Market Fund, a series of Evergreen Money Market Trust, will (i) acquire all of the assets of CoreFunds Cash Reserve in exchange for shares of Evergreen Money Market Fund; and (ii) assume the identified liabilities of CoreFunds Cash Reserve, as substantially described in the accompanying Prospectus/Proxy Statement.


              ---- FOR          ---- AGAINST           ---- ABSTAIN

         2. To approve the proposed Interim Investment Advisory Agreement with CoreStates Investment Advisers, Inc.


              ---- FOR          ---- AGAINST           ---- ABSTAIN

         3. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.


              ---- FOR         ---- AGAINST            ---- ABSTAIN

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL.
                  PLEASE VOTE,  SIGN, DATE AND PROMPTLY RETURN
                YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                 Please detach at perforation before mailing.

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                          TREASURY  RESERVE,  a series of
                                 CoreFunds, Inc.


                     PROXY FOR THE MEETING OF SHAREHOLDERS
                         TO BE HELD ON JULY 17, 1998

              The undersigned, revoking all Proxies heretofore given, hereby appoints Mark Stalnecker, Kevin Robins, Gordon Forrester, Michael H. Koonce and Maureen E. Towle or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Treasury Reserve, a series of CoreFunds, Inc. ("CoreFunds Treasury") that the undersigned is entitled to vote at the special meeting of shareholders of CoreFunds Treasury to be held at 2:00 p.m. on Friday, July 17, 1998 at the offices of the Evergreen Funds, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S)
                     APPEAR ON THIS PROXY. If joint owners,
                   EITHER may sign this Proxy. When signing as
                   attorney, executor, administrator, trustee,
                   guardian, or custodian for a minor, please
                  give your full title. When signing on behalf
                     of a corporation or as a partner for a
                   partnership, please give the full corporate
                   or partnership name and your title, if any.

                        Date                 , 1998


                           ----------------------------------------

                           ----------------------------------------
                    Signature(s) and Title(s), if applicable

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COREFUNDS, INC. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW
WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING
PROPOSALS.  THE SHARES REPRESENTED HEREBY WILL BE VOTED AS
INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED.  THE
BOARD OF DIRECTORS OF COREFUNDS, INC. RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO
NOT USE RED INK.  EXAMPLE:                           X


         1. To approve an Agreement and Plan of Reorganization whereby Evergreen Treasury Money Market Fund, a series of Evergreen Money Market Trust, will (i) acquire all of the assets of CoreFunds Treasury in exchange for shares of Evergreen Treasury Money Market Fund; and (ii) assume the identified liabilities of CoreFunds Treasury, as substantially described in the accompanying Prospectus/Proxy Statement.


         ---- FOR          ---- AGAINST              ---- ABSTAIN

         2. To approve the proposed Interim Investment Advisory Agreement with CoreStates Investment Advisers, Inc.


         ---- FOR         ---- AGAINST               ---- ABSTAIN

         3. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.


         ---- FOR         ---- AGAINST              ---- ABSTAIN

                       EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                     PLEASE VOTE,  SIGN, DATE AND PROMPTLY RETURN
                     YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                    Please detach at perforation before mailing.

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                         TAX-FREE  RESERVE,  a series of
                              CoreFunds, Inc.
                   PROXY FOR THE MEETING OF SHAREHOLDERS
                       TO BE HELD ON JULY 17, 1998


              The undersigned, revoking all Proxies heretofore given, hereby appoints Mark Stalnecker, Kevin Robins, Gordon Forrester, Michael H. Koonce and Maureen E. Towle or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Tax-Free Reserve, a series of CoreFunds, Inc. ("CoreFunds Tax-Free") that the undersigned is entitled to vote at the special meeting of shareholders of CoreFunds Tax-Free to be held at 2:00 p.m. on Friday, July 17, 1998 at the offices of the Evergreen Funds, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

                  Date                 , 1998


                  ----------------------------------------

                  ----------------------------------------
                    Signature(s) and Title(s), if applicable

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COREFUNDS, INC. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW
WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING
PROPOSALS.  THE SHARES REPRESENTED HEREBY WILL BE VOTED AS
INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED.  THE
BOARD OF DIRECTORS OF COREFUNDS, INC. RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO
NOT USE RED INK.  EXAMPLE:                           X


         1. To approve an Agreement and Plan of Reorganization whereby Evergreen Municipal Money Market Fund, a series of Evergreen Money Market Trust, will (i) acquire all of the assets of CoreFunds Tax-Free in exchange for shares of Evergreen Municipal Money Market Fund; and (ii) assume the identified liabilities of CoreFunds Tax-Free, as substantially described in the accompanying Prospectus/Proxy Statement.


         ---- FOR          ---- AGAINST              ---- ABSTAIN

         2. To approve the proposed Interim Investment Advisory Agreement with CoreStates Investment Advisers, Inc.


         ---- FOR         ---- AGAINST              ---- ABSTAIN

         3. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.


        ---- FOR          ---- AGAINST             ---- ABSTAIN